EXHIBIT 99.2

BY-LAWS

OF

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

ARTICLE I.

Articles of Agreement; Offices

             Section 1. These By-laws shall be subject to the Articles of Association, and all references in these By-laws to the Articles of Association shall be construed to mean the Articles of Association of the Corporation as from time to time amended.

             Section 2. The Corporation shall maintain its principal office in Rutland, Vermont, and may maintain offices at such other places as the Board of Directors may, from time to time, appoint.

ARTICLE II.

Seal

             The corporate seal shall be circular in form and shall have inscribed thereon the name of the Corporation and the words and figures: "Seal Vermont 1929".

ARTICLE III.

Capital Stock and Transfers

             Section 1. The amount and classes of capital stock that may be issued by the Corporation, and the designations, preferences, rights, privileges, voting powers, restrictions, and qualifications of each class thereof, shall be as set forth in the Articles of Association, as the same shall at any time be duly recorded in the office of the Secretary of State of Vermont in original or amended form.

             Section 2. Each holder of fully paid stock shall be entitled to a certificate or certificates of stock as provided by law and in a form approved by the Board of Directors.

             Section 3. Shares of stock may be transferred by the owner by a proper endorsement upon the back of the certificate or by a separate instrument of assignment, and the assignee, upon producing, and surrendering the former certificate so transferred or the certificate accompanied by such instrument, shall be entitled to a new certificate if no liens upon the stock against the former owner have been attached. The delivery of a properly executed stock certificate to a bona fide purchaser or pledgee for value to sell, assign and transfer the same, signed by the owner of the certificate, shall be a sufficient delivery to transfer the title against all persons except the Company; but no such transfer shall affect the right of the Company to treat the stockholder of record as the stockholder in fact until the old certificate is surrendered and a new certificate is issued to the person entitled thereto. Except as hereinafter provided, or as may be required by law or by the order of a court in appropriate proceedings, shares of stock shall be transferred on the books of the Company only upon the proper assignment and surrender of the certificates issued therefor. If an outstanding certificate of stock shall be lost, destroyed or stolen, the holder thereof may have a replacement certificate issued upon such terms as the Directors may prescribe.

             Section 4. If default shall be made in the prompt payment when due of any sum payable to the Company upon any subscription for stock of the Company, and if such default shall continue for a period of twenty days, then all right under the subscription in and to the stock subscribed for shall, upon the expiration of such period, cease and determine and become and be forfeited to the Company; provided that if at the expiration of such twenty day period such right shall belong to the estate of a decedent, it may be forfeited only by resolution of the Board of Directors declaring forfeiture.

ARTICLE IV.

Meetings of Stockholders

             Section 1. All meetings of the stockholders shall be held at the place designated in the call therefor. The annual meeting shall be held on the first Tuesday of May in each year, if not a legal holiday, and if a legal holiday, then on the next succeeding business day, at the time designated in the call, for the election of Directors, and the transaction of such other business as may come before it.

             Section 2. Special meetings of the stockholders may be called by the Board of Directors, the President or the Secretary upon written request of stockholders holding not less than one-tenth of all the shares entitled to vote at the meeting. In case an annual meeting shall be omitted through inadvertence or otherwise, the business of such meeting may be transacted at a special meeting duly called for the purpose.

             Section 3. Written or printed notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than 10 nor more than 60 days before the date of the meeting, either personally or by mail, by or at the direction of the President or the Secretary, to each registered holder entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the registered holder at the address as it appears on the stock transfer books of the Company, with postage on it prepaid. The notice provisions of Article XIV, Section 1 of these By-laws shall apply to notices given under this Section 3.

             Section 4. Unless otherwise provided in the Articles of Association, a majority of the votes entitled to be cast, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders. If a quorum is present, the action on a matter (other than the election of directors) is approved if the votes cast in favor of the action exceed the votes cast opposing the action, unless the vote of a greater number or voting by classes is required by law, by these By-laws or by the Articles of Association. A majority vote of whatever stock shall be represented, even if less than a quorum, shall be sufficient (a) to adjourn from time to time until a quorum is present or (b) to adjourn sine die.

             Section 5. At all stockholders' meetings, holders of record of stock then having voting power shall be entitled to one vote for each share of stock held by them, respectively, upon any question or at any election, and such vote may, in all cases, be given by proxy, duly authorized in writing or submitted by electronic transmission by the shareholder or by his duly authorized attorney-in-fact. But no proxy dated more than eleven months before the meeting, which shall be named therein, shall be accepted; and no proxy shall be valid after the final adjournment of such meeting.

             Section 6. Nominations of persons for election to the Board of Directors and proposals of business to be transacted by the shareholders may be made at an annual or special meeting of the shareholders only a) pursuant to Corporation's notice with respect to such meeting, b) by or at the discretion of the Board of Directors or c) by any shareholder of the Corporation who was a shareholder of record on the Record Date set with respect to such meeting, who is entitled to vote at the meeting and who has complied with the notice procedures as set forth in this Article IV. For nominations or proposals for any other business to be properly brought before an annual or special meeting by a shareholder pursuant to clause (c) above, the shareholder must give timely notice thereof in writing to the Secretary the Corporation, such business must be a proper matter for the shareholder action under the Vermont Business Corporation Act, and a proper matter for consideration at such meeting under the Articles of Association and these By-laws. To be timely, a shareholder's notice shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not less than sixty (60) days nor more than ninety (90) days prior to the first anniversary of the date on which the Corporation first mailed its proxy statement to the shareholders in connection with the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days, or delayed by more than sixty (60) days, from such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the ninetieth (90th) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. For purposes of this Section 6, "Public Announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press, or comparable national news service.

             Such shareholder's notice shall be set forth (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (b) as to any other business that the shareholder proposes to bring before the meeting, a thorough description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such shareholder, as they appear on the Corporation's books, and of such beneficial owner and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such shareholder and such beneficial owner.

             Notwithstanding anything in the first paragraph of this Section 6 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least eighty (80) days prior to the first anniversary of the preceding year's annual meeting, a shareholder's notice required by paragraph one (1) of this Section 6 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

ARTICLE V.

Directors

             Section 1. The property and business of the Corporation shall be managed by a Board of Directors, each of whom must be a stockholder. The Directors shall be elected by ballot by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present, except as otherwise provided in the Articles of Association or in these By-laws.

             No person shall be eligible for election or re-election as a Director after his/her seventieth birthday, and the term of any Director which extends beyond his/her seventieth birthday shall expire on the date of the annual meeting of the Company next following his/her seventieth birthday.

             A majority of the Directors shall at all times be persons who are not employees of the Corporation. The provisions of this paragraph shall not apply to the election of Directors by the holders of preferred stock when, in accordance with the Articles of Association, they shall be entitled to elect the smallest number of Directors necessary to constitute a majority of the full Board of Directors.

             Section 2. Subject to the provisions of Section 5 below, the Board of Directors shall consist of not less than 9 nor more than 13 persons, the exact number to be fixed from time to time by resolution of the Board of Directors. Such exact number may be increased or decreased by the affirmative vote of the holders of at least 80 percent of the combined voting power of the then-outstanding shares of common stock and of any other class of stock then being expressly entitled to vote with the common stock on the question. The Directors shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible. Upon their initial election, the members of the first class shall hold office for a term expiring at the next annual meeting of stockholders after their election, the members of the second class shall hold office for a term expiring at the second annual meeting of stockholders after their election, and the members of the third class shall hold office for a term expiring at the third annual meeting of stockholders after their election.

             Section 3. Subject to the provisions of Section 5 below, any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause may be filled only by a majority vote of the Directors then in office, though less than a quorum of the Board of Directors. Any Director elected in accordance with this provision shall hold office for the remainder of the full term of the class of Directors in which the vacancy occurred and until such Director's successor shall have been elected and qualified. No decrease in the number of authorized Directors constituting the entire Board of Directors shall shorten the term of any incumbent Director.

             Section 4. Except as otherwise provided in paragraph (e) of subdivision 6 of the Articles of Association, a Director may be removed from office only for cause and only by the affirmative vote of the holders of at least 80 percent of the combined voting power of the then-outstanding shares of common stock and of any other class of stock then being expressly entitled to vote with the common stock on the question.

             Section 5. Nothing contained in Sections 2 through 4 of this Article V shall be deemed to alter, amend or repeal the provisions of paragraph (b) of subdivision 6, paragraph (b) of subdivision 10F, or paragraph (a) of subdivision 20F, of the Articles of Association each of which confers, under the circumstances described therein, on the holders of the classes of stock referred to therein, the right to vote in the election of Directors. During any period in which such rights may be exercised, the provision or provisions conferring such rights shall prevail over any provision of these By-laws inconsistent therewith.

             Section 6. Notwithstanding any other provision of these By-laws, of the Articles of Association or of law, the affirmative vote of the holders of at least 80 percent of the combined voting power of the then-outstanding shares of common stock and of any other class of stock then being expressly entitled to vote with the common stock in the election of Directors shall be required to alter, amend or repeal Sections 2, 3, 4, 5 or 6 of this Article V.

             Section 7. The Board of Directors may hold its meetings and may have one or more offices, and may keep the books of the Corporation (except such records and books as by laws of Vermont are required to be kept within the State) within or outside of Vermont, at such places as it may from time to time determine. In addition to the powers and authorities by these By-laws expressly conferred upon them, the Board of Directors may exercise all such powers of the Corporation, and do all such lawful acts and things as are not by law, by the Articles of Association or by these By-laws required to be exercised or done by the incorporators or stockholders.

             Section 8.

ARTICLE VI.

Meetings of the Board

             Section 1. Regular meetings of the Board of Directors shall be held at such place and time as may be designated from time to time by the Board; and such meetings, and a regular meeting immediately following and at the same place as each annual meeting of the stockholders, may be held without notice. Special meetings of the Board of Directors may be called by the President, or by any two Directors, upon two days' notice to each Director, either personally or by mail, telegram, e-mail, facsimile transmission, electronic mail, or other legally recognized method; and they may be held at any time without call or formal notice, provided all the Directors are present or waive notice thereof in writing.

             Section 2. A majority of the number of Directors fixed in accordance with the By-laws shall constitute a quorum for the transaction of business, unless a greater number is required by the Articles of Association. The act of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless the act of a greater number is required by the Articles of Association.

             Section 3. Directors who are not also officers or regular employees of the Company may receive compensation for their services as such or as a member of any committee of the Board of Directors, as well as fixed sums and expenses for attendance at Directors' or committee meetings, in such amounts as may be provided from time to time by the Board of Directors, provided that nothing herein contained shall be construed to preclude any Director from serving the Company in any other capacity and receiving compensation therefor.

             Section 4. Directors and members of the Executive Committee and any other committee designated by the Board of Directors may participate in a meeting of such Board or committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting in such a manner shall constitute presence in person at such meeting.

             Section 5. Any action required or permitted to be taken by the Board of Directors may be taken without a meeting if all directors consent in writing prior to such action. Such written consent or consent shall be filed with the minutes of the proceedings of the Board of Directors.

ARTICLE VII.

Officers

             Section 1. In each year there shall be elected by the Board of Directors, and if practicable, at its first meeting after the annual election of Directors, a President, one or more Vice Presidents, a Secretary, a Treasurer, and a Controller; and the Board may provide for and elect a Chairperson, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers and prescribe such duties for them as in its judgment may, from time to time, be required to conduct the business of the Company. One of said Vice Presidents may be designated Executive Vice President. Any two or more offices may be held by the same person, except the offices of President and Secretary. All officers shall hold their respective offices for the term of one year, and until their successors, willing to serve, shall have been elected and, in the case of the Secretary, qualified, unless sooner removed; but they, and any of them, may be removed from their respective offices at the pleasure of the Board. Vacancies arising in any office from any cause shall be filled by the Board of Directors; and the persons chosen to fill vacancies shall serve for the balance of the unexpired term and until their successors shall have been elected.

             Section 2. A Chairperson elected pursuant to Section 1 of this Article VII shall advise with and make his/her counsel available to the other officers of the Company and shall have such other powers and duties as may at any time be prescribed by these By-laws and by the Board of Directors. He/She shall, when present, preside at all meetings of the stockholders and of the Board of Directors and of the Executive Committee.

             The Chairperson and the President shall be members of the Executive Committee (if such Executive Committee is designated by the Board of Directors) and each of them, in his/her discretion, may attend any meeting of any committee of the Board, whether or not he/she is a member of such committee.

             Section 3. The President shall, subject to the control of the Board of Directors, have charge of the business and affairs of the Company, including the power to appoint and to remove and to discharge any and all agents and employees of the Company not elected or appointed directly by the Board of Directors, and such other powers and duties as may at any time be prescribed by these By-laws and by the Board of Directors.

             Section 4. The Vice President or Vice Presidents, if there shall be more than one, shall have such powers and duties as may from time to time be prescribed by the Board of Directors or by the President, but any powers and duties prescribed by the President shall not be inconsistent with any theretofore prescribed by the Board of Directors. In case the President, from absence or any other cause, shall be unable at any time to attend to the duties of the office of President requiring attention, or in case of his/her death, resignation or removal from office, the powers and duties of the President shall, except as the Board of Directors may otherwise provide, temporarily devolve upon the Executive Vice President if one shall have been designated and is able to serve, or in case of the latter's inability, upon the Vice President designated by the Board of Directors and able to serve and shall be exercised by such Vice President as acting President during such inability of the President, or until the vacancy in the office of President shall be filled. In case of the absence, disability, death, resignation or removal from office of both the President and such Vice President, the Board of Directors shall elect one of its members to exercise the powers and duties of the President during such absence or disability, or until the vacancy in one of said offices shall be filled.

             Section 5. The Secretary shall reside in the State of Vermont and shall have the duties prescribed by law and such other duties as the By-laws or the Board of Directors may prescribe.

             Section 6. The Treasurer shall have charge of, and be responsible for the custody and, jointly with the Controller, the receipt and disbursement of the funds of the Corporation, and shall deposit its funds in the name of the Company, in such banks, trust companies, or safe deposit vaults as the Board of Directors may direct. The Treasurer shall have the custody of such books and papers as in the practical business operations of the Company shall naturally belong in the office or custody of the Treasurer, or as shall be placed in his/her custody by the Board of Directors, by the Executive Committee, or by the President. The Treasurer shall also have charge of the safekeeping of all stocks, bonds, mortgages, and other securities belonging to the Company, but such stocks, bonds, mortgages, and other securities shall be deposited for safekeeping in a safe deposit vault to be approved by the Board of Directors or the Executive Committee, in a box or boxes, access to which shall be had as may be provided by resolution of the Board of Directors or by the Executive Committee. The Treasurer shall have such other powers and duties as are commonly incident to the office of Treasurer, or as may be prescribed. The Treasurer may be required to give bond to the Company for the faithful discharge of duties in such form and to such amount and with such sureties as shall be determined by the Board of Directors.

             Section 7. The Controller shall have charge of, and be responsible for the collection, and jointly with the Treasurer, the receipt and disbursement of the funds of the Corporation. The Controller shall maintain adequate records of all assets, liabilities, and transactions of the Company; shall see that adequate audits thereof are currently and regularly made and, in conjunction with other officers and department heads, shall initiate and enforce methods and procedures whereby the business of the Company shall be conducted with maximum safety, efficiency and economy. The Controller shall have the custody of such books, receipted vouchers, and other books and papers as in the practical business operations of the Company shall naturally belong in the office or the custody of the Controller, or as shall be placed in his/her custody by the Board of Directors, by the Executive Committee, or by the President. The Controller shall have such other powers and duties as are commonly incidental to the office of Controller, or as may be prescribed. The Controller may be required to give bond to the Company for the faithful discharge of duties in such form and to such amount and with such sureties as shall be determined by the Board of Directors.

             Section 8. Assistant Secretaries or Treasurers, when elected, shall assist the Secretary or Treasurer, as the case may be, in the performance of the respective duties assigned to such principal officers; and the powers and duties of any such principal officer, shall, except as otherwise ordered by the Board of Directors, temporarily devolve upon his/her assistant in case of the absence, disability, death, resignation or removal from office of such principal officer. They shall perform such other duties as may be assigned to them from time to time.

ARTICLE VIII.

Executive Committee

             Section 1. The Board of Directors may, by resolution passed by a majority of the Board, designate from their number an Executive Committee of such number, not less than three, as the Board may fix from time to time. The Executive Committee may make its own rules of procedure and shall meet where and as provided by such rules, or by resolution of the Board of Directors. A majority of the members of the Committee shall constitute a quorum for the transaction of business. During the intervals between the meetings of the Board of Directors, the Executive Committee shall have all the powers of the Board in management of the business and affairs of the Company except as may otherwise be provided by law, including power to authorize the seal of the Company to be affixed to all papers which may require it, and, by majority vote of all its members, exercise any and all such powers in such manner as such Committee shall deem best for the interest of the Company, in all cases in which specific directions shall not have been given by the Board of Directors, and in which the vote of a quorum of the full Board of Directors is not required by law, the Articles of Association, or by these By-laws.

             Section 2. The Executive Committee shall keep regular minutes of its proceedings and report the same to the Board of Directors when required. The Board of Directors shall have power to rescind any vote or resolution of the Executive Committee, but no such recision shall have retroactive effect.

ARTICLE IX.

Inspection of Books

             All records, accounts, and papers of the Corporation shall be open to the inspection of every stockholder at reasonable times and for legitimate purposes; and, subject to such rights of inspection as may be afforded the stockholders by law, the Directors may make such reasonable regulations relative to such inspection, and take such action to prevent an inspection of corporate books or papers for illegitimate purposes as may be consistent with law.

             ARTICLE X.

ARTICLE XI.

INDEMNIFICATION OF DIRECTORS, OFFICERS AND EMPLOYEES

             Section 1. Permissive Indemnification. To the extent legally permissible, the Company may indemnify any of its Directors, officers and employees who, as a result of such position, was or is a party or is threatened to be made a party to any contemplated, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal against expenses, actually and reasonably incurred by him or her in connection with such action, suit or proceeding. The term Expenses, as used in this Article, includes reasonable attorney's fees, damages, judgments, fines, amounts paid in settlement and costs including the costs of investigation and defense. Such indemnification against Expenses shall be payable only if (a) the Director, officer or employee acted in good faith, (b) the Director reasonably believed: (A) in the case of conduct in the Director's official capacity with the Company, that the Director's conduct was in its best interests; and (B) in all other cases, that the Director's conduct was at least not opposed to its best interests; and (c) with respect to any proceeding brought by a governmental entity, the Director had no reasonable cause to believe his or her conduct was unlawful, and the Director is not finally found to have engaged in a reckless or intentional unlawful act. Notwithstanding the foregoing and except as otherwise provided by law, the Company may not indemnify any Director, officer, or employee for any Expenses in any action by or in right of the Company in which such individual is adjudged liable to the Company.

             Any indemnification under this section (unless ordered by a court) shall be made by the Company only upon a determination that indemnification of the Director, officer or employee is proper because he or she has acted in good faith in conformance with the applicable standard of conduct as set forth herein. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of Directors who are not parties to such action, suit or proceeding or (b) if such a quorum is not obtainable, by majority vote of a committee duly designated by the Board of Directors (in which designation Directors who are parties to the action, suit or proceeding may participate), consisting solely of two or more Directors not at the time parties to the action, suit or proceeding; (c) by written opinion of special legal counsel: (A) selected by the Board of Directors or its committee in the manner prescribed in clause (a) or (b); or (B) if a quorum of the Board of Directors cannot be obtained under clause (a) and a committee cannot be designated under clause (b), selected by majority vote of the full Board of Directors (in which selection Directors who are parties to the action, suit or proceeding may participate); or (d) by the shareholders, but shares owned by or voted under the control of Directors who are at the time parties to the action, suit or proceeding may not be voted on the determination.

             Authorization of indemnification and evaluation as to reasonableness of Expenses shall be made in the same manner provided above as the determination that indemnification is permissible, except that if the determination is made by special legal counsel, authorization of indemnification and evaluation as to reasonableness of Expenses shall be made by those entitled under clause (c) above to select such counsel.

             The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not of itself create a presumption that the person did not act in good faith in conformance with the applicable standard of conduct as set forth above.

             Section 2. Mandatory Indemnification. To the extent that a Director, officer or employee of the Company has been wholly successful on the merits or otherwise in defense of any action, suit, proceeding, claim, issue, or matter referred to in Section 1 of this Article, he or she shall be indemnified to the extent legally permissible against Expenses reasonably incurred by him or her in connection therewith.

             Section 3. Right To Rely On Corporate Information. In discharging his or her duty, any Director, when acting in good faith in conformance with the applicable standard of conduct as set forth above, may rely upon information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (a) one or more officers or employees of the Company whom the Director reasonably believes to be reliable and competent in the matters presented; (b) legal counsel, public accountants, or other persons as to matters the Director reasonably believes are within the person's professional or expert competence; or (c) a committee of the Board of Directors of which the Director is not a member if the Director reasonably believes the committee merits confidence.

             Section 4. Advance Payment of Expenses. Expenses incurred by a Director, officer or employee in connection with any of the matters with respect to which indemnification may be sought pursuant hereto may be paid from time to time by the Company in advance of the final disposition of any such matter if the following conditions are met: (a) the Director furnishes the Company written affirmation of his or her good faith belief that he or she has met the standard of conduct described in Section 1 of this Article; (b) the Director furnishes the Company a written undertaking, executed personally or on the Director's behalf, to repay the advance if it is ultimately determined that the Director did not meet the standard of conduct; and (c) a determination is made that the facts then known to those making the determination would not preclude indemnification under this subchapter.

             Determinations and authorizations of payments under this Section 4 shall be made in the manner specified in Section 1 of this Article.

             The Board of Directors may authorize counsel (which may be either Company counsel or outside counsel) to represent such individual in any action, suit or proceeding, whether or not the Company is a party to such action, suit or proceeding.

             Section 5. Procedure For Indemnification. Subject to compliance with any applicable procedures in Sections 1 or 4, as the case may be, any indemnification of a Director, officer or employee of the Company or advance of Expenses to such an individual under the terms of this Article shall be made promptly. If the Company unreasonably denies a written request for indemnity or the advance payment of Expenses, either in whole or in part, or if payment in full pursuant to such request is not made promptly, the right to indemnification or advances as granted by this Article shall be enforceable by such individual in any court of competent jurisdiction. Such individual's costs and expenses including reasonable attorney's fees incurred in connection with successfully establishing his or her right to indemnification in any such action shall also be indemnified by the Company.

             Section 6. Non-Exclusivity of Indemnification Rights. The right of indemnification hereby provided shall not be deemed exclusive of or otherwise affect any other rights to which any individual seeking indemnification may be entitled by law, or under any agreement, vote of stockholders or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.

             Section 7. Other Organizations. The indemnification provisions of this Article shall extend to any Director, officer or employee who serves at the Company's request as director, officer or trustee of another organization, including, without limitation, an employee benefit plan, in which the Company has or had an interest as a stockholder, creditor, sponsor or otherwise. The right to rely on corporate information conferred in Section 3 of this Article shall also extend to the records, books of accounts and reports of any such other organization of which the individual serves as director, officer or trustee.

             Section 8. Survival. The foregoing indemnification provisions shall be deemed to be a contract between the Company and each individual who serves in any capacity as a Director, officer or employee of the Company at any time while these provisions are in effect. Except as may otherwise be required as a result of changes in the law governing indemnification of officers, directors and employees of Vermont corporations, any repeal or modification of the foregoing provisions shall not affect any right or obligation then existing and such "contract rights" may not be modified retroactively without the consent of such Director, officer or employee.

ARTICLE XII.

Miscellaneous

             Section 1. The funds of the Company shall be deposited to its credit in such banks or trust companies as the Board of Directors may, from time to time, designate, and shall be drawn out only for the purposes of the Company and only upon checks or drafts signed in such manner as shall be authorized by the Board of Directors in accordance with the power vested in them by these By-laws.

             Section 2. No debts shall be contracted, except for current expenses, unless authorized by the Board of Directors or the Executive Committee.

             Section 3. All dividends shall be payable at such time as may be fixed by the Board of Directors. Before payment of any dividend or making any distribution of profits, there shall be set aside, out of the surplus or net profits of the Corporation such sum or sums as the Board of Directors, from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors think conducive to the interest of the Corporation.

             Section 4. The first fiscal year of the Corporation shall be the period commencing September 1, 1929 and ending December 31, 1930, and thereafter each calendar year, commencing with the year 1931, shall be the fiscal year of the Corporation.

ARTICLE XIII.

Amendment

             Except as set forth in subdivision 21 of the Company's Articles of Association and in Article V of these By-laws, these By-laws may be altered, amended or repealed at any annual or special meeting of the stockholders called for the purpose, of which the notice shall specify the subject matter of the proposed alteration, amendment or repeal or the sections to be affected thereby, by vote of the stockholders, or if there shall be two or more classes or series of stock entitled to vote on the question, by vote of each such class or series. These By-laws may also be altered, amended or repealed by vote of the majority of the number of Directors fixed in accordance with the By-laws at a meeting called for that purpose of which the notice shall specify the subject matter of the proposed alteration, amendment or repeal or the sections to be affected thereby, except that the Directors shall not take any action which provides for indemnification of Directors or affects the powers of Directors or officers to contract with the Company, nor any action to amend this Article XIII, Sections 2, 3, 4, 5 or 6 of Article V, and except that the Directors shall not take any action unless permitted by law. Except as set forth in subdivision 21 of the Company's Articles of Association and in Article V of these By-laws, any By-Law so altered, amended or repealed by the Directors may be further altered or amended or reinstated by the stockholder in the above manner.

ARTICLE XIV.

Notices

             Section 1. Whenever, under the provisions of the Articles of Association or of the By-laws of the Corporation or the statues of the State or Vermont, notice is required to be given to a shareholder, to director or to an officer, it shall not be construed to mean personal notice, unless expressly stated so to be. Any notice so required (other than notice by publication) may be given in writing by depositing the same in United States mail, postage prepaid, directed to the shareholder, director or officer, at his, or her, address as the same appears on the records of the Corporation, and the time and when the same is mailed shall be deemed to be the time of the giving of such notice. Any such notice required to be given to shareholders may also be given in the form of electronic transmission consented to by the shareholder. Such notice shall be deemed to be given: 1) if by facsimile, when directed to a number at which the shareholder has consented to receive notice; 2) if by electronic mail, when directed to an electronic mail address at which the shareholder has consented to receive notice; 3) if by posting on electronic network together with separate notice to shareholder of specific posting, upon the later of such posting and the giving of such separate notice, and 4) if by any other form of electronic transmission, when directed by the shareholder.

             Section 2. Any shareholder, director, or officer may, and in writing or electronic transmission, waive the giving and the mailing of any notice required to be given or mailed either by and under the statutes of the State of Vermont or by an under the By-laws.

ARTICLE XV.

Emergency By-laws

             The Emergency By-laws may be adopted upon (a) the declaration of a civil defense emergency by the President of the United States or by concurrent resolution of the Congress of United States pursuant to Title 50, Appendix, Section 2291 of United States Code, or any amendment thereof, or (b) upon a proclamation of a civil defense emergency by the Governor of the State of Vermont which relates to attack or eminent attack on United States or any of its possessions. Such Emergency By-laws, or any amendments to these By-laws adopted during such emergency, shall cease to be effective and shall be suspended upon any proclamation by the President of United States, or the passage by the Congress of a concurrent resolution, or any declaration by the Governor of Vermont that such civil defense emergency no longer exists.

             Section 1. During any such emergency, any meeting of the Board of Directors may be called by any officer of the Corporation or by any director. Notice shall be given by such person or by any officer of the Corporation. The notice shall specify the place of the meeting. The notice shall also specify the time of the meeting. Notice may be given only to such directors as may be feasible to reach at the time and by such means as may be feasible at the time, including publication or radio. If given by mail, messenger, telephone, or telegraph, the notice shall be addressed to the director at his residence or business address, or such other place that the person giving the notice shall deem most suitable. Notice shall be similarly given, to the extent feasible in the judgment of the person giving the notice, to the other directors. Notice shall be given at least two days before the meeting, if feasible in the judgment of the person giving the notice, and otherwise on any shorter time he or she made deem necessary.

             Section 2. The Board of Directors, during any such emergency may, effective in the emergency, change the main office or designate several alternative main offices, or regional offices or authorize the officers to do so.